UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Lear Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts!
LEAR CORPORATION 2022 Annual Meeting Vote by May 18, 2022 11:59 PM ET

LEAR CORPORATION ATTN: INVESTOR RELATIONS 21557 TELEGRAPH ROAD SOUTHFIELD, MI 48033

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You invested in LEAR CORPORATION and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 19, 2022.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 5, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors Nominees:
1a.	Mei-Wei Cheng	For
1b.	Jonathan F. Foster	For
1c.	Bradley M. Halverson	For
1d.	Mary Lou Jepsen	For
1e.	Roger A. Krone	For
1f.	Patricia L. Lewis	For
1g.	Kathleen A. Ligocki	For
1h.	Conrad L. Mallett, Jr.	For
1i.	Raymond E. Scott	For
1j.	Gregory C. Smith	For
2.	Ratification of the retention of Ernst & Young LLP as our independent registered public accounting firm for 2022.	For
3.	Approve, in a non-binding advisory vote, Lear Corporation’s executive compensation.	For
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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